       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1998
                                                      REGISTRATION NO. 33-64575

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ____________________________

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-4

                       REGISTRATION STATEMENT ON FORM S-8
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ____________________________

                            WFC HOLDINGS CORPORATION
                      (SUCCESSOR TO WELLS FARGO & COMPANY)
             (Exact Name of Registrant as Specified in its Charter)

                  DELAWARE                               41-1921346
          (State of Incorporation)          (I.R.S. Employer Identification No.)

                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163

                                 (800) 411-4932

          (Address and telephone number of principal executive officer)
                          ____________________________

                    1991 PERFORMANCE STOCK PLAN (AS AMENDED)
               1991 DIRECTOR OPTION PLAN (AS AMENDED AND RESTATED)
                           1988 PERFORMANCE STOCK PLAN
                    1983 PERFORMANCE STOCK PLAN (AS AMENDED)
                           (Fill titles of the plans)
                          ____________________________

                                  ROSS J. KARI
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            WFC HOLDINGS CORPORATION
                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                 (800) 411-4932
             (Name, address, telephone number of agent for service)
                          ____________________________

                                   COPIES TO:
                             DOUGLAS D. SMITH, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                              ONE MONTGOMERY STREET
                            TELESIS TOWER, 26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
                          ____________________________

     This Amendment to Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission.
                          ____________________________

     This Post-Effective Amendment No. 3 to Registration Statement also constitutes Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-02801).

                          DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 3 (this "Amendment") to the Registration Statement on Form S-8 (Registration No. 33-64575) (the "Registration Statement") of WFC Holdings Corporation, a Delaware corporation and the successor by merger to Wells Fargo & Company, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, this 13th day of November 1998.

                                WFC HOLDINGS CORPORATION

                                By:      /s/  Richard M. Kovacevich
                                   ------------------------------------------
                                                RICHARD M. KOVACEVICH
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                     SIGNATURE                             TITLE                             DATE

      /s/ Richard M. Kovacevich                 Chairman of the Board and              November 13, 1998
-------------------------------------             Chief Executive Officer
         RICHARD M. KOVACEVICH                    (Principal Executive
                                                  Officer)

          /s/ Ross J. Kari                      Executive Vice President               November 13, 1998
-------------------------------------             and Chief Financial Officer
             ROSS J. KARI                         (Principal Financial
                                                  Officer)


            /s/ Les Quock                       Senior Vice President                  November 13, 1998
-------------------------------------             and Controller (Principal
              LES QUOCK                           Accounting Officer)



        /s/ Stanley S. Stroup                   Director                               November 13, 1998
-------------------------------------
          STANLEY S. STROUP


           /s/ John E. Ganoe                    Director                               November 13, 1998
-------------------------------------
                   JOHN E. GANOE